UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 9, 2022 (August 9, 2022)

OCEAN BIO-CHEM, INC.

(Exact name of registrant as specified in its charter)

Florida	0-11102	59-1564329
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4041 SW 47 Avenue Fort Lauderdale, Florida 33314
(Address of principal executive offices, including Zip Code)

(954) 587-6280
Registrant’s telephone number, including area code:

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	OBCI	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously disclosed in the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on June 22, 2022, on August 9, 2022, Ocean Bio-Chem, Inc. (the “Company”), a Florida corporation, completed its merger (the “Merger”) with OBCMS, Inc., a Florida corporation (“Merger Sub”), and a wholly owned subsidiary of OneWater Marine Inc., a Delaware corporation (“Parent”), with the Company continuing as the surviving corporation of the Merger (the “Surviving Corporation”), pursuant to the terms of the Agreement and Plan of Merger dated as of June 21, 2022 (the “Merger Agreement”), by and among the Company, Parent and Merger Sub. As a result of the Merger, the Company is now wholly owned by Parent.

Item 1.02. Termination of a Material Definitive Agreement.

The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 1.02.

On August 9, 2022, in connection with the Merger, the Company repaid in full all outstanding loans, together with interest and all other amounts, if any, due in connection with such repayment under the (i) Credit Agreement dated July 20, 2021, between Kinpak and Regions (incorporated by reference to Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2021) (the “Credit Agreement”); (ii) Guaranty Agreement dated July 20, 2021, provided by the Company to Regions (incorporated by reference to Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2021) (the “Guaranty Agreement”); and (iii) Business Loan Agreement effective July 30, 2021, between the Company and Regions (incorporated by reference to Exhibit 10.3 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2021) (the “Business Loan Agreement” and together with the Credit Agreement and the Guaranty Agreement collectively, the “Loan Agreements”). The Loan Agreements were terminated on August 9, 2022.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On August 9, 2022, the Company and Parent consummated the transactions contemplated by the Merger Agreement. Pursuant to the Certificate of Merger filed with the Secretary of State of the State of Florida, the Merger was effective on August 9, 2022 (the “Effective Time”).

At the Effective Time:

1.	each share of the Company’s common stock, $0.01 par value per share (the “Company Common Stock”) that was owned by the Company (as treasury stock or otherwise) or any of its direct or indirect wholly owned Subsidiaries as of immediately prior to the Effective Time (“Cancelled Shares”) was automatically cancelled and retired and ceased to exist, and no consideration was or will be delivered in exchange;

2.	each share of Company Common Stock issued and outstanding immediately prior to the Effective Time (other than Cancelled Shares and Dissenting Shares (as defined by the Merger Agreement)) was converted into the right to receive $13.08 in cash, without interest (the “Merger Consideration”);

3.	all shares of Company Common Stock were no longer outstanding and all shares of Company Common Stock were cancelled and retired and ceased to exist, and, subject to Section 2.03 of the Merger Agreement, each holder of: (i) a certificate formerly representing any shares of Company Common Stock; or (ii) any book-entry shares which immediately prior to the Effective Time represented shares of Company Common Stock, subject to applicable law in the case of Dissenting Shares, ceased to have any rights with respect thereto, except the right to receive the Merger Consideration in accordance with Section 2.02 of the Merger Agreement; and

4.	each share of common stock, par value $0.01 per share, of Merger Sub issued and outstanding immediately prior to the Effective Time was converted into and became one newly issued, fully paid, and non-assessable share of common stock, par value $0.01 per share, of the Surviving Corporation with the same rights, powers, and privileges as the shares so converted and constituted the only outstanding shares of capital stock of the Surviving Corporation. From and after the Effective Time, all certificates representing shares of Merger Sub common stock have been deemed for all purposes to represent the number of shares of common stock of the Surviving Corporation.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is included as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on June 22, 2022, and is incorporated herein by reference.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

As contemplated by the Merger Agreement, on August 9, 2022, the Company notified the NASDAQ Stock Market (“NASDAQ”) of the Company’s intent to remove the Company Common Stock from listing on NASDAQ and requested that NASDAQ file with the SEC an application on Form 25 to report that the shares of Company Common Stock are no longer listed on NASDAQ. The Company intends to file a Form 15 to suspend its reporting obligations under Sections 13(a) and 15(d) of the Securities Exchange Act of 1934, as amended, as soon as practicable.

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth under Items 2.01, 3.01, 5.01, and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01. Changes in Control of Registrant.

The information set forth under Items 2.01, 5.02, and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

The Merger Consideration paid by Parent for the outstanding shares of Company Common Stock was approximately $13.08 per share. The source of funds for the cash consideration was readily available funds. Upon the Effective Time, the Merger constituted a change of control of the Company, resulting in the Company becoming a wholly owned subsidiary of Parent. There are no known arrangements which may at a subsequent date result in a change of control of the Company.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Agreements of Certain Officers.

Pursuant to the terms of the Merger Agreement, each member of the board of directors of the Company resigned immediately prior to the Effective Time, and all officers resigned from each of their respective positions as officers of the Company.

Following completion of the Merger, Philip Austin Singleton, Jr. was elected to the board of directors and to the position of President of the Company and will be the Company’s principal executive officer.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Effective Time and pursuant to the Merger Agreement, the articles of incorporation and bylaws of the Company were amended and restated to be in the form attached hereto as Exhibits 3.1 and 3.2, respectively, and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
2.1+	Agreement and Plan of Merger, dated as of June 21, 2022, by and among Ocean Bio-Chem, Inc., OneWater Marine Inc. and OBCMS, Inc. (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on June 22, 2022).

3.1	Articles of Incorporation of Ocean Bio-Chem, Inc., adopted August 9, 2022.

3.2	Bylaws of Ocean Bio-Chem, Inc., adopted August 9, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

+	Certain schedules and exhibits to this agreement have been omitted in accordance with Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the Securities and Exchange Commission on request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 9, 2022

OCEAN BIO-CHEM, INC.

By:	/s/ Jeffrey S. Barocas
	Name:	Jeffrey S. Barocas
	Title:	Chief Financial Officer

3